UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Agreement with Greenlight Capital, L.P. and Certain of its Affiliates

On March 15, 2006, the registrant issued a press release announcing that it had reached an agreement (the "Agreement") with the stockholder group led by Greenlight Capital, Inc. (collectively, the "Greenlight Parties") under which, among other things, the registrant has appointed David Einhorn of the Greenlight Parties to its Board of Directors effective on March 31, 2006 and will include Mr. Einhorn in its Board of Directors’ slate of nominees for election as a Class III director of the Company at its 2006 annual meeting of stockholders. In exchange, the Greenlight Parties have agreed not to pursue a proxy contest in connection with the registrant’s 2006 annual meeting of stockholders, which is scheduled to be held on May 10, 2006.

Effective as of the date Mr. Einhorn joins the registrant’s Board of Directors, to facilitate the appointment of Mr. Einhorn to its Board of Directors, the registrant’s Board of Directors approved a resolution, pursuant to the registrant’s bylaws, increasing the size of the registrant’s Board of Directors from ten (10) to eleven (11) members, and increasing Class III of its Board of Directors from three (3) to four (4) members.

Generally, the registrant’s charter prohibits any person from owning, directly or indirectly, in excess of the "Ownership Limit", which is currently defined as 9.8% of the lesser of the aggregate number or value of outstanding shares of any class or series of its capital stock. The registrant’s Board of Directors has authority to provide a higher "Excepted Holder Limit" than the Ownership Limit for a particular stockholder if, among other things, it determines that a person’s increased ownership does not jeopardize its status as a real estate investment trust ("REIT") for tax purposes. Effective as of the date Mr. Einhorn joins the registrant’s Board of Directors, the registrant’s Board of Directors approved a resolution agreeing to provide, immediately following certain events, but no later than May 11, 2006 (the "Waiver Effective Date"), to the Greenlight Parties collectively an Excepted Holder Limit equal to 19.6% (or a lower limit as may be required if an amendment (the "Amendment") to Section 5.2 of Article V of the registrant’s charter to amend the definition of "Excepted Holder Limit" to allow the registrant’s Board of Directors to grant exemptions from the Ownership Limit without having to reduce the ownership limit applicable to all other stockholders is not approved by the registrant’s stockholders at the 2006 annual meeting of stockholders) of the outstanding shares of the registrant’s common stock. The registrant’s Board of Directors approved this Excepted Holder Limit based upon certain representations of the Greenlight Parties that their aggregate share ownership will not cause the registrant to fail to qualify as a REIT for tax purposes.

If the Amendment is approved by the registrant’s stockholders at the 2006 annual meeting of stockholders, the current Ownership Limit of all other holders of the registrant’s common stock will not be reduced to accommodate the Greenlight Parties’ Excepted Holder Limit. In connection with granting an Excepted Holder Limit to the Greenlight Parties, the registrant’s Board of Directors also approved, in case the Amendment is not approved by the registrant’s stockholders at the 2006 annual meeting of stockholders, a resolution to decrease the Ownership Limit from 9.8% to the greater of (i) 5% of the lesser of the aggregate number or the aggregate value of the outstanding shares of any class or series of the registrant’s capital stock or (ii) a percentage of the lesser of the aggregate number or the aggregate value of the outstanding shares of any class or series of the registrant’s capital stock where such percentage is the largest percentage (if any) of the then outstanding common stock of the registrant, that if utilized as the new Ownership Limit for purposes of calculating the Excepted Holder Limit granted to the Greenlight Parties, would yield an Excepted Holder Limit for the Greenlight Parties equal to 19.6% taking into account the ownership of the top four beneficial owners as of the Waiver Effective Date (other than the Greenlight Parties and their controlled affiliates).

In connection with the Agreement, pursuant to Section 5.2(e)(iii) of the Charter, and in order to establish the Ownership Limit accurately, the registrant is hereby providing notice to its stockholders that each stockholder who holds 5% or greater of the lesser of the aggregate number or value of outstanding shares of any class or series of its capital stock shall have either, no later than 5:00 p.m. Pacific Daylight Time on May 10, 2006, (i) filed a Schedule 13D or 13G with the Securities and Exchange Commission disclosing such stockholder’s percentage interest in the registrant as of May 10, 2006 (or as of an earlier date provided that there have been no changes in such stockholder’s percentage interest in the registrant between such earlier date and May 10, 2006) or (ii) provided to the registrant the same information regarding such stockholder’s percentage interest in the registrant as of May 10, 2006 as would be contained in such a filing with the Securities and Exchange Commission.

On the Waiver Effective Date, the registrant will issue another press release and will file another Current Report setting forth the actual Excepted Holder Limit granted to the Greenlight Parties and the actual new Ownership Limit applicable to all stockholders of the registrant beginning on the Waiver Effective Date.

The full text of the Agreement is attached as Exhibit 10.1 to this Current Report. The description of the Agreement in this Current Report is qualified in its entirety by reference to Exhibit 10.1.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

As stated in Item 1.01, above, pursuant to the Agreement, the registrant has appointed Mr. Einhorn of the Greenlight Parties to its Board of Directors effective on March 31, 2006 and will include Mr. Einhorn in its Board of Directors’ slate of nominees for election as a Class III director of the Company at its 2006 annual meeting of stockholders.

In connection with the appointment of Mr. Einhorn to its Board of Directors effective on March 31, 2006, the registrant will grant Mr. Einhorn long-term incentive awards consistent with those granted to the other members of its Board of Directors. In addition, Mr. Einhorn will be eligible to receive the cash compensation payable to non-employee directors pursuant to the registrant’s non-employee director compensation policy. The registrant will also enter into its standard form of indemnification agreement with Mr. Einhorn. The registrant has not yet determined which committees of its Board of Directors to which Mr. Einhorn is expected to be named.

Item 7.01 Regulation FD Disclosure.

The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. References to the registrant’s web site in the press release do not incorporate by reference the information on the registrant’s web site into this Current Report and the registrant disclaims any such incorporation by reference.

The press release attached hereto as Exhibit 99.1 and the information contained therein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The press release shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Agreement, dated March 14, 2006, by and among New Century Financial Corporation, a Maryland corporation, and Greenlight Capital, L.P., a Delaware limited partnership, Greenlight Capital, L.L.C., a Delaware limited liability company, Greenlight Capital, Inc., a Delaware corporation, DME Advisors, L.P., a Delaware limited partnership, DME Advisors GP, L.L.C., a Delaware limited liability company, Greenlight Capital Qualified, L.P., a Delaware limited partnership, Greenlight Capital Offshore, Ltd., a British Virgin Islands international business company, and David Einhorn, an individual.

99.1 Press Release dated March 15, 2006, issued by New Century Financial Corporation.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

March 15, 2006	By:	/s/ Robert K. Cole

Name: Robert K. Cole
Title: Chairman and Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Agreement, dated March 14, 2006, by and among New Century Financial Corporation, a Maryland corporation, and Greenlight Capital, L.P., a Delaware limited partnership, Greenlight Capital, L.L.C., a Delaware limited liability company, Greenlight Capital, Inc., a Delaware corporation, DME Advisors, L.P., a Delaware limited partnership, DME Advisors GP, L.L.C., a Delaware limited liability company, Greenlight Capital Qualified, L.P., a Delaware limited partnership, Greenlight Capital Offshore, Ltd., a British Virgin Islands international business company, and David Einhorn, an individual.
99.1	Press Release dated March 15, 2006, issued by New Century Financial Corporation.